UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

September 29, 2020

McCormick & Co Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	Maryland	21031
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:

410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC-V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On September 29, 2020, the Registrant issued a press release and held a conference call with analysts to report on the results of operations for the third quarter for fiscal year 2020, which ended on August 31, 2020.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Reports Strong Third Quarter Results, Provides 2020 Outlook and Announces 2-For-1 Stock Split” which includes an unaudited Consolidated Income Statement for the three and nine months ended August 31, 2020, an unaudited Consolidated Balance Sheet of the Registrant as of August 31, 2020, and an unaudited Consolidated Cash Flow Statement for the nine months ended August 31, 2020.

Item 8.01 Other Events.
The Registrant’s press release attached as Exhibit 99.1 hereto announced that its Board of Directors approved a 2-for-1 stock split in the form of a stock dividend (the “Stock Split”) on all shares of the Registrant’s common stock, no par value (the “Common Stock”) and common stock non-voting, no par value (the “Common Stock Non-Voting”). Each shareholder of record as of November 20, 2020 will receive one additional share of Common Stock for each share of Common Stock and one share of Common Stock Non-Voting for each share of Common Stock Non-Voting, payable on November 30, 2020 (the “Distribution Date”).

In accordance with Rule 416 promulgated under the Securities Act of 1933, as amended (“Rule 416”), the Registrant’s registration statements on Form S-8 filed with the Securities and Exchange Commission (File No. 333-186250, 333-123808, 333-114094, 333-93231, 333-74963, 333-23727)(collectively, the “Registration Statements”) shall be deemed to cover such additional shares of Common Stock and Common Stock Non-Voting issuable thereunder pursuant to stock splits, stock dividends and similar transactions, including as a result of the Stock Split. The Registration Statements, which incorporate by reference this Item 8.01 of this Current Report on Form 8-K, are hereby amended pursuant to Rule 416.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	McCormick Reports Strong Third Quarter Results, Provides 2020 Outlook and Announces 2-For-1 Stock Split
104.0	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: September 29, 2020	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary